UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 30, 2006

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51532	73-1721486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.0 1. Entry into a Material Definitive Agreement.

At a meeting held on March 30, 2006, the board of directors of Ikanos Communications, Inc. (“Ikanos”) approved a Consulting Agreement by and between Ikanos and Texan Ventures (the “Consulting Agreement”). The Consulting Agreement is effective as of March 30, 2006. Pursuant to the Consulting Agreement, G. Venkatesh, who is both the Managing Member of Texan Ventures, LLC and a member of the Ikanos board of directors, will provide consulting services with respect to, among other things, general business advice relating to the operation of a public company, guidance and strategic advice in analyzing acquisition opportunities, assisting in negotiations of acquisition agreements and providing assistance and guidance in the integration of acquired companies. The term of the Consulting Agreement will expire on December 31, 2006.

At the same meeting, the board of directors of Ikanos also approved Amendment No. 2 to the Loan and Security Agreement (the “Amendment”) between Ikanos and Silicon Valley Bank entered into as of October 21, 2004 and as amended on June 30, 2005 (the “Loan Agreement”). The Amendment is effective as of March 31, 2006. Pursuant to the Amendment, Section 6.7(b) of the Loan Agreement relating to the financial covenant regarding the profitability of Ikanos is amended to exclude certain expenses and charges resulting from Ikanos’ acquisition of certain assets from Analog Devices, Inc. for each of the quarters in 2006.

The preceding summaries are not intended to be complete, and are qualified in their entirety by reference to the full text of the Consulting Agreement and the Amendment attached hereto as Exhibits 10.28 and 10. 29 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.28	Consulting Agreement, effective as of March 30, 2006, between Ikanos and Texan Ventures.

10.29	Amendment No. 2, dated March 31, 2006, to the Loan and Security Agreement, entered into as of October 21, 2004 and as amended on June 30, 2005, between Ikanos and Silicon Valley Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

Date: April 5, 2006	By:	/s/ Daniel K. Atler
Daniel K. Atler
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.28	Consulting Agreement, effective as of March 30, 2006, between Ikanos and Texan Ventures.

10.29	Amendment No. 2, dated March 31, 2006, to the Loan and Security Agreement, entered into as of October 21, 2004 and as amended on June 30, 2005, between Ikanos and Silicon Valley Bank.